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                                                                    EXHIBIT 23.1



CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in Registration Statement Nos. 33-30467, 33-43792, 333-01155, 333-59343, 333-59341 and 333-42854 of Advanced
Marketing Services, Inc. on Form S-8 of our report dated May 20, 2002, appearing in this Annual Report on Form 10-K of Advanced Marketing Services, Inc. for the year ended March 31, 2002.



/S/ DELOITTE & TOUCHE LLP

San Diego, California
June 21, 2002